EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER TWO

TO OPSWARE LICENSE AGREEMENT

This Amendment No. 2 (the “Amendment No. 2”) to the Opsware License Agreement between Loudcloud, Inc., a Delaware corporation, with its principal place of business located at 599 N. Mathilda, Sunnyvale, California 94085 (now known as Opsware Inc., hereinafter “Opsware”) and Electronic Data Systems Corporation, a Delaware corporation, with its principal place of business at 5400 Legacy Drive, Mailstop H3-5F-22, Plano, Texas 75024 (“Licensee”) dated June 14, 2002, as amended by Amendment No.1 (the “Agreement”), is effective as of August 15, 2004.

In consideration of the mutual covenants and conditions contained in this Agreement, the parties hereby agree to amend the Agreement as follows:

1.	Unless otherwise defined in this Amendment No. 2, capitalized terms used, but not defined, shall have the meanings assigned to such terms in the Agreement.

2.	Section 1.1 titled Technology shall include products if and when made generally available to other customers who purchase the Opsware System. All current and unspecified future products, if and when made generally available will be included as Technology

3.	Term of Agreement:

a. The Term of this Amendment No. 2 shall be coterminous with the Term of the Agreement, as such Term is amended by this Amendment No. 2.

b. Term: The Initial Term of the Agreement will expire on August 14, 2004. The Second Term of the Agreement shall commence on expiration of the Initial Term and shall continue for a period of three (3) years and seven and one half (7.5) months, expiring on March 31, 2008.

c. Following expiration of the Second Term, the Agreement will automatically renew for five (5) consecutive one-year Renewal Terms, unless EDS gives notice to Opsware at least six (6) months prior to the expiration of the then-current term that it does not wish to renew the Agreement.

d. Sections 9.1(b) (First Renewal Term) and 9.1(c) (Second Renewal Term) of the Agreement are deleted.

4.	Commencing August 15, 2004, in lieu of the minimum commitment provided in Section 4.1 and Appendix 3 of the Agreement, and in lieu of the pricing provided in Appendix 4 of the Agreement, Licensee agrees to pay Opsware, in equal monthly installments, the

License Fee of $2,000,000 U.S. per month, regardless of the number of Devices managed using the Technology. Commencing August 15, 2005 and continuing throughout the Second Term and throughout each of the Renewal Terms, in lieu of the minimum commitment provided in Section 4.1 and Appendix 3 of the Agreement, and in lieu of the pricing provided in Appendix 4 of the Agreement, Licensee agrees to pay Opsware, in equal monthly installments, the License Fee of $ $1,583,333.33 U.S. per month, regardless of the number of Devices managed using the Technology.

5.	Notwithstanding the provisions of Section 6.1 of the Agreement, following execution of this Amendment Number 2, Opsware agrees to provide to Licensee the third-party equipment and software specified on Attachment A to this Amendment No 2, at no extra charge.

6.	Section 4.3 (Reports) is eliminated.

7.	Section 4.4 (Payments) is modified to reflect sixty (60) day payment terms, except as noted below, and the following sentence is deleted from Section 4.4 (Payments): “If the monthly fees are less than Monthly Minimum Revenue Commitment specified in Appendix 3, then Licensee shall pay the balance of the Monthly Minimum Revenue Commitment within thirty (30) days following such calendar month.” Section 4.4 now reads as follows:

All payments shall be made in U.S. dollars. Monthly fees specified in Appendix 4 shall be due on the twentieth (20th) day of each month, with the first such payments due on August 20, 2004 and September 20, 2004. Commencing with the payment due on October 20, 2004, Opsware shall invoice Licensee sixty (60) days prior to the due date. All other fees hereunder are payable net (60) from Opsware’s monthly invoice unless otherwise set forth. Any amount not paid when due will bear interest until paid at a rate of interest equal to the prime rate established from time to time by Citibank of New York, provided that Licensee shall be given notice of nonpayment and five (5) business days thereafter to pay before any interest begins to accrue. Disputed amounts will not bear interest until such time as the dispute is resolved. Licensee agrees to pay all sales, use, value-added, withholding, excise and any other similar taxes or government charges, exclusive of Opsware’s income taxes. Opsware may terminate this Agreement if Licensee has not paid any fees due within fifteen days after written notice of such non-payment.

8.	For a period of two (2) years from the Effective Date of this Amendment No. 2, Opsware will provide professional services comprising **** full-time-equivalent (“FTE”) personnel to support Licensee’s use of the Licensed Technology; thereafter, Opsware will provide professional services comprising **** FTE for such purpose, all at no extra charge.

9.	Opsware and Licensee agree to cooperate and use commercially reasonable efforts to enable Licensee to meet its goals for the deployment of servers using the Licensed Technology as set forth on Exhibit A by or before December 31, 2005.

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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10.	Section 3.3 of the Agreement is amended to add **** to the list of companies to whom Opsware will not license the Derivative Works.

11.	Opsware will deliver the Technology to EDS in California by electronic means.

12.	This Amendment No. 2 shall prevail and control with respect to any inconsistency between the interpretation and provisions of this Amendment No. 2 and the interpretation of the Agreement.

13.	This Amendment No. 2 constitutes an amendment to the Agreement, and except as expressly amended, supplemented or modified in this Amendment No. 2, all other provisions of the Agreement are hereby ratified and confirmed.

14.	Nothing in this Amendment No.2 shall apply retroactively to modify any provision of the Agreement in effect prior to the Effective Date hereof.

15.	No modification, amendment, or waiver of any provision of this Amendment No. 2 shall be binding unless in writing and signed by an authorized representative of each party.

16.	This Amendment No. 2, the Agreement, including any attachments or exhibits incorporated by reference, is the entire agreement between the parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement, proposal, warranties and representations.

IN WITNESS WHEREOF, Opsware and Licensee have caused this Amendment No. 2 to be signed and delivered by their duly authorized representatives, all as of the Amendment No. 2 effective date.

OPSWARE INC.		Electronic Data Systems Corporation

By:	/s/ Benjamin A. Horowitz	By:	/s/ Frank J. Crespo
Name:	Benjamin A. Horowitz	Name:	Frank J. Crespo
Title:	President and CEO	Title:	Chief Procurement Officer
Date:	August 13, 2004	Date:	August 13, 2004

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

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ATTACHMENT A

Hardware and Software to be Delivered by Opsware

The required hardware for **** and **** as specified in the following tables, together with the appropriate **** as determined by Opsware, together with **** of manufacturer’s maintenance (but not including technology refresh):

[See attached Spreadsheets]

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Target Locations

Americas Sites	Country	Target Deployment	Servers	Kernel/ Satellite	Qty/Size
	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****

Total Americas			****

EMEA Sites	Country	Target Deployment	Servers	Kernel/ Satellite	Qty/Size
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	K	****

Total EMEA			****

AP Sites	Country	Target Deployment	Servers	Kernel/ Satellite	Qty/Size
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	S	****
****	****	****	****	K	****
****	****	****	****	K	****
****	****	****	****	S	****
****	****	****	****	S	****

Total AP			****

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Existing Locations

Americas Sites	Current Actual	Servers	Kernel/ Satellite	Qty/Size
****	****	****	K	****
****	****	****	K	****
****	****	****	K	****
****	****	****	K	****
****	****	****	K	****
****	****	****	K	****

Total Americas	****	****

EMEA Sites		Servers	Kernel/ Satellite	Qty/Size
****	****	****	K	****
****	****	****	K	****
****	****	****	K	****
****	****	****	K	****
****		****	K	****

Total EMEA	****	****

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Satellite

Hardware Summary

Satellite
****	****
****	****
Network
****	****

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Kernel: 1 server

Hardware Summary

Model Repository (Spin) / Package Repository (Word) / Command Engine (Way) / Build Server / Model Repository DB (Truth) / User Directory (Cast) / Command Center (OCC)
****	****
****	****
****	****
****	****
Satellite Gateway
****	****
****	****
Network
****	****
****	****
Racks
****	****

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Kernel: 2 server

Hardware Summary

Model Repository (Spin) / Package Repository (Word) / Command Engine (Way) / Build Server
****	****
****	****
Model Repository DB (Truth) Storage Device
****	****
****	****
Model Repository DB (Truth) / User Directory (Cast) / Command Center (OCC) / Model Repository (Spin)
****	****
****	****
Package Repository Storage Device
****	****
****	****
Satellite Gateway
****	****
****	****
Network
****	****
****	****
****	****
Racks
****	****

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Kernel: 3 server

Hardware Summary *

Model Repository (Spin) / Command Engine (Way) / Build Server
****	****
****	****
Model Repository DB (Truth) / User Directory (Cast) / Model Repository (Spin)
****	****
****	****
Model Repository DB (Truth) Storage Device
****	****
****	****
Package Repository (Word) / Command Center (OCC)
****	****
****	****
Package Repository Storage Device
****	****
****	****
Satellite Gateway
****	****
****	****
Network
****	****
****	****
****	****
Racks
****	****

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Kernel: 4 server

Hardware Summary

Model Repository (Spin) / Build Server
****	*	***
****	*	***
Model Repository DB (Truth) / User Directory (Cast) / Model Repository DB (Truth)
****	*	***
****	*	***
Model Repository DB (Truth) Storage Device
****	*	***
****	*	***
Package Repository (Word) / Command Engine (Way)
****	*	***
****	*	***
Package Repository Storage Device
****	*	***
****	*	***
Command Center (OCC)
****	*	***
****	*	***
Satellite Gateway
****	*	***
****	*	***
Network
****	*	***
****	*	***
****	*	***
Racks
****	*	***

****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.